SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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First Community Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST COMMUNITY CORPORATION
809 WEST MAIN STREET
ROGERSVILLE, TENNESSEE 37857

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 11, 2003

To the Shareholders of First Community Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of First Community Corporation (the “Company”) will be held at the main office of the Company, located at 809 West Main Street, Rogersville, Tennessee, on Wednesday, June 11, 2003 at 10:00 a.m. (local time) for the following purposes:

(1) To elect nine directors to hold office for a period of one year and until their successors are elected and qualified;

(2) To ratify the selection of Crowe Chizek and Company LLC (formerly Crowe, Chizek and Company LLP), as the independent accountants and auditors for the Company; and

(3) To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on May 8, 2003, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. The Annual Meeting may be adjourned from time to time without notice, other than the announcement of the adjournment at the Annual Meeting or any adjournments thereof, and any and all business for which notice is hereby given may be transacted at any such adjourned Meeting.

Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters proposed to be acted upon at the Annual Meeting. To assure that your shares are represented at the meeting, whether or not you plan to attend, please mark, date, sign, and promptly return the enclosed proxy. If you attend the Annual Meeting, you may withdraw your proxy and vote your shares personally.

By order of the Board of Directors,

/s/ Mark A. Gamble

Mark A. Gamble
President

Rogersville, Tennessee
May 12, 2003

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING THE SOLICITATION
REVOCABILITY OF PROXIES AND INFORMATION CONCERNING VOTING SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
BIOGRAPHIES OF DIRECTORS AND OFFICERS
BIOGRAPHIES OF OTHER KEY PERSONNEL OF THE BANK
COMPENSATION OF DIRECTORS AND OFFICERS
DIRECTOR COMPENSATION
MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
AUDIT COMMITTEE REPORT
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK INCENTIVE PLANS
PROPOSAL NO. 2 RATIFY THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE INDEPENDENT AUDITORS AND ACCOUNTANTS FOR THE COMPANY
INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-KSB

FIRST COMMUNITY CORPORATION
809 WEST MAIN STREET
ROGERSVILLE, TENNESSEE 37857
(423) 272-5800

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING THE SOLICITATION

     This proxy statement is furnished in connection with the solicitation of the accompanying proxy by the Board of Directors of First Community Corporation (the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held on Wednesday, June 11, 2003, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The information contained herein is as of the date of the accompanying notice unless otherwise indicated.

     The Company expects to mail this proxy statement and the accompanying notice on or about May 12, 2003. The solicitation of the proxy accompanying this proxy statement is made by and on behalf of the Board of Directors of the Company, and all expenses of preparing, printing, and mailing the proxy and all materials used in solicitation thereof will be borne directly or indirectly by the Company. In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers, and other personnel of the Company and its affiliates, none of whom will receive additional compensation for such services. Arrangements will be made with brokerage firms and other custodians, as well as with fiduciaries, to forward these proxy solicitation materials to shareholders whose stock in the Company is held of record by such entities. The Company will reimburse such brokerage firms, custodians, and fiduciaries for reasonable out-of-pocket expenses incurred in connection with forwarding these materials.

REVOCABILITY OF PROXIES AND
INFORMATION CONCERNING VOTING SECURITIES

     Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised by filing with the Company’s Secretary a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. All proxies evidenced by proxy cards that are properly executed and returned, and that are not revoked, will be voted at the Annual Meeting in accordance with the instructions specified thereon. If no instructions are indicated on the proxy card, all shares represented by that proxy will be voted (i) “FOR” election of nominees for director named herein; (ii) “FOR” the ratification of the appointment of Crowe Chizek and Company LLC as the independent accountants and auditors for the Company, as discussed herein; and (iii) in the proxy holder’s discretion on any other matter which may properly come before the Annual Meeting.

     The Board of Directors of the Company does not know of any other matters that will be presented for action at the Annual Meeting, but the persons named in the proxy intend to vote or act on any other proposal that may be presented for action in accord with their best judgment.

     As of the record date, which is May 8, 2003, the Company has issued and outstanding 1,878,235 shares of its no par value common stock. Holders of common stock are entitled to one vote for each share of the Company’s common stock held on all matters to come before the Annual Meeting. Only shareholders of record at the close of business on May 8, 2003, are entitled to vote at the Annual Meeting or any adjournment thereof.

     The presence, in person or by proxy, of at least a majority of the outstanding shares of the Company’s common stock is required to establish a quorum for the purpose of transacting business at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum but are not counted on any matters brought before the Annual Meeting. (A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote the shares on a proposal, because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.)

     The directors standing for election must be elected by a plurality of the votes cast at the Annual Meeting. Any other action to be taken at the Annual Meeting must be approved by a majority of the votes cast. None of the proposals will give any shareholder of the Company the right to dissent from such action, and to thereby obtain payment in cash of the fair value of that shareholder’s shares.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 31, 2003, beneficial ownership of the Company’s common stock in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, which includes (i) all of the Company’s common stock owned by shareholders known to the Company to own beneficially more than 5% of the shares issued and outstanding as of March 31, 2003, and (ii) the Company’s common stock over which the directors and executive officers directly or indirectly have or share voting or investment power. The shares listed below and the percentage of ownership for each person named below have been calculated assuming that all presently exercisable options and options issued pursuant to any of the Company’s stock option plans, which will become exercisable within 60 days from the date of this table, have been exercised.

	NUMBER OF SHARES
NAME AND ADDRESS	BENEFICIALLY OWNED	PERCENTAGE OF SHARES
OF BENEFICIAL OWNER	ON MARCH 31, 2003	OUTSTANDING

Leland A. Davis (1)
5416 Orebank Road
Kingsport, Tenn. 37661	14,700	0.78%

Mark A. Gamble (2)
1213 Nassau Drive
Kingsport, Tenn. 37660	12,000	*

Kenneth E. Jenkins (3)
8501 Stagecoach Road
Bulls Gap, Tenn. 37711	137,623	7.31%

Dr. David R. Johnson (4)
2608 Suffolk Street
Kingsport, Tenn. 37660	37,169	1.96%

William J. Krickbaum (5)
704 W. Hills Drive
Rogersville, Tenn. 37857	128,650	6.84%

Sidney K. Lawson (6)
P.O. Box 700
Rogersville, Tenn. 37857	91,073	4.84%

A. Max Richardson
375 Westfield Place
Kingsport, Tenn. 37664	7,714	*

Stewart A. Taylor
P.O. Box 1638
Kingsport, Tenn. 37662	23,504	1.25%

Tommy W. Young (7)
P.O. Box 652
Rogersville, Tenn. 37857	46,417	2.47%

All Directors and Executive
Officers as a group (9
persons) (8)	486,850	25.5%

•     denotes less than 1.0% of shares outstanding

(1)	Includes 2,700 shares that Mr. Davis currently has a right to acquire in connection with stock options granted by the Company and 12,000 shares in a trust of which he is a co-trustee and primary beneficiary and has shared voting and investment power with his spouse.

(2)	Includes 12,000 shares, as to which Mr. Gamble disclaims beneficial ownership, held by his wife.

(3)	Includes 16,500 shares, as to which Mr. Jenkins disclaims beneficial ownership, held by his wife, and 4,371 shares that Mr. Jenkins currently has a right to acquire in connection with stock options granted by the Company.

(4)	Includes 5,023 shares, as to which Dr. Johnson disclaims beneficial ownership, held by his wife, and 14,544 shares that Dr. Johnson currently has a right to acquire in connection with stock options granted by the Company.

(5)	Includes 8,142 shares held by his wife and 1,000 shares held by a child, as to all of which he disclaims beneficial ownership; 17,000 shares owned by Lyons Construction Company, all of the capital stock of which of owned by Mr. Krickbaum; 2,500 shares of

K & K Enterprises, of which Mr. Krickbaum is the controlling principal; and 2,675 shares that Mr. Krickbaum currently has a right to acquire in connection with stock options granted by the Company.

(6)	Includes 20,036 shares, as to which Mr. Lawson disclaims beneficial ownership, held by his wife, and 4,200 shares that Mr. Lawson currently has a right to acquire in connection with stock options granted by the Company.

(7)	Includes 1,969 shares, as to which Mr. Young disclaims beneficial ownership, held by his wife, and 200 shares that Mr. Young currently has a right to acquire in connection with stock options granted by the Company.

(8)	Includes 28,690 that all directors and officers currently have a right to acquire in connection with stock options granted by the Company.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

     Directors of the Company are elected at each Annual Meeting and serve a one year term that expires at the Annual Meeting of shareholders the following year. Incumbent directors remain in office until their successors are elected and qualified or until the total number of directors authorized to serve on the Board is modified. The Company’s bylaws provide that no fewer than 3 and no more than 15 people shall serve on the Board of Directors, and the Board of Directors is authorized by the bylaws to fix either an exact size or variable size of the Board from time to time.

     The Company’s current Board of Directors consists of 9 members, all of whom have been nominated for re-election as directors of the Company. All of the incumbent nominees have consented to be named in this proxy statement and have agreed to serve if elected. All of the nominees were elected at the Company’s 2002 Annual Meeting, except Stewart A. Taylor, who was elected by the Board of Directors at its regular meeting on September 11, 2002. With the exception of Mark A. Gamble, who was elected in January 1999, A. Max Richardson, who was elected in June 2001, and Stewart A. Taylor, all of the nominees have served as directors of the Company since the formation of the Company’s predecessor in 1993. All members of the Company’s Board of Directors comprise the Board of Directors of the Company’s wholly-owned bank subsidiary, First Community Bank of East Tennessee (the “Bank”).

BIOGRAPHIES OF DIRECTORS AND OFFICERS

     Leland A. Davis, Director. Mr. Davis owned Lee Davis Oil Company, an oil jobber, from 1954 to 1976, when the business was sold. Since that time, he has been an active commercial real estate developer in Kingsport, Tennessee. Age 80.

     Mark A. Gamble, Director and President (and Chief Executive Officer of the Bank). Mr. Gamble has served as an officer of the Company (or of its predecessor) since its inception. He was appointed President of the Company in January 2000 and Chief Executive Officer of the Bank in April 2000. Prior to joining the Company, Mr. Gamble was an officer of First American National Bank and was also employed by the Federal Deposit Insurance Corporation. He is a graduate of East Tennessee State University. Age 48.

     Kenneth E. Jenkins, Director. Mr. Jenkins has been the Chief Executive Officer of Morristown Drivers Service, a trucking company, since 1993, and was the founder of Minco, Inc., a producer of industrial ceramic materials. Mr. Jenkins is an active investor in Morristown and Greeneville, Tennessee, and is also involved in farming. Age 77.

     Dr. David R. Johnson, Director. Dr. Johnson has practiced small animal medicine and surgery in Kingsport since 1979, and is owner of Kingsport Veterinary Hospital. He is a graduate of the University of Tennessee and Auburn School of Veterinary Medicine. Age 52.

     William J. Krickbaum, Director and Chairman of the Board. Mr. Krickbaum is the President of Lyons Construction Company, Inc., a heavy construction and bridge building company, and has served in that office since 1973, and he has been President of Tri-Cities Concrete Co., a supplier of transit mixed concrete, since 1988. He is also a partner in certain local joint ventures, including real estate developments. Age 61.

     Sidney K. Lawson, Director. Mr. Lawson is the President and Chief Executive Officer of Lawson Construction Company, Inc., a commercial contracting firm in Rogersville, and has served in that office since 1969. He is also actively engaged in farming. Age 59.

     A. Max Richardson, Director. Mr. Richardson is a real estate developer, selling and auctioning farmland and estates. He owns Richardson & Richardson Realty and Auction Company, Inc., and became President in 1994. He is a graduate of the University of Tennessee. Age 49.

     Stewart A. Taylor, Director. Mr. Taylor is the owner of Taylor Cutlery, L.L.C. in Kingsport, which he founded in 1974, and is the general partner of Taylor Properties, a developer of commercial real estate. He is a graduate of Emory & Henry College. Age 50.

     Tommy W. Young, Director. Mr. Young has been General Manager of the Hawkins County Gas Utility District, a distributor of natural and propane gas, since 1977. He is also Vice-Chairman of the Hawkins County Industrial Commission. Age 67.

BIOGRAPHIES OF OTHER KEY PERSONNEL OF THE BANK

     Elizabeth O. Lollar, Executive Vice President and Chief Financial Officer. Ms. Lollar, who serves as principal financial officer of the Company, was named Chief Financial Officer of the Bank in April 2000 and Executive Vice President of the Bank in March 2001. She holds a bachelors degree in accounting from the University of Tennessee, and is a certified public accountant with over 20 years of audit and accounting experience, a large portion of which was with a national accounting firm. Ms. Lollar is a graduate of the Florida School of Banking. Age 48.

     Jerry C. Greene, Executive Vice President. Mr. Greene joined the Bank as Senior Vice President in March 2002 and was named Executive Vice President in March 2003. He has over 15 years of banking experience, most recently at AmSouth Bank, which he joined in 1995. In 1996, he was named Senior Vice President and Manager of the Commercial Middle Market Group for AmSouth’s Northeast Tennessee Market. Mr. Greene, who earned the Certified Cash Manager designation from the Association of Financial Professionals, holds a bachelors degree in economics from the University of Tennessee and is a graduate of the American Bankers Association National Commercial Lending Graduate School at the University of Oklahoma. Age 38.

     Kaye M. Stewart, Senior Vice President and Loan Officer. Ms. Stewart was appointed Senior Vice President of the Bank in March 2001. A 40-year banking veteran, Ms. Stewart worked at Citizens Union Bank for 23 years in branch management and consumer loans. Ms. Stewart is a graduate of the Tennessee Bankers Association Consumer Lending School. Age 57.

COMPENSATION OF DIRECTORS AND OFFICERS

SUMMARY OF OFFICERS’ COMPENSATION

     The following table summarizes the compensation paid or accrued during the three years ended December 31, 2002, to the current President of the Company and the Bank and to the Bank’s Executive Vice Presidents. The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive payouts during 2000, 2001, or 2002. The Company did not grant any options to purchase shares of the Company’s common stock in 2000, 2001, or 2002.

	Annual
	Compensation

				All Other
Name and Current Position	Fiscal Year	Salary	Bonus	Compensation (1)

Mark A. Gamble	2002	$150,000	$45,000	$13,050
President of the Company,
President and Chief Executive
Officer of the Bank, Company
Director	2001	$135,000	$45,900	$12,950

	2000	$117,500	$28,788	$8,800

Elizabeth O. Lollar	2002	$85,000	$18,520
Executive Vice President and
Chief Financial Officer of the Bank	2001	$75,917	$18,220

	2000	$52,500	$7,733

Jerry C. Greene	2002	$101,763	$34,250
Executive Vice President and
Senior Commercial Lending
Officer of the Bank

(1)	Director Fees

DIRECTOR COMPENSATION

     Members of the Board of Directors receive a fee of $750 for each Company board meeting attended, $750 for each Bank board meeting attended, and $350 for each special board meeting attended. Members are reimbursed for out-of-pocket expenses incurred in their service as directors. In addition, board members who are not officers or employees of the Company or Bank receive a fee of $150 for each committee meeting attended, and inside directors receive a fee of $150 for each committee meeting attended after normal business hours. The outside directors of the Company in the past have also received options under the First Community Corporation Outside Directors’ Stock Option Plan. (See “STOCK INCENTIVE PLANS.”) The Company has an Unfunded Deferred Compensation Plan which generally provides directors with the opportunity to defer all or a portion of their regular director fees. Pursuant to the terms of the Unfunded Deferred Compensation Plan, a director may elect to invest any amounts deferred in life insurance, in which case the Bank and the director enter into a split-dollar life insurance agreement.

MEETINGS OF THE BOARD OF DIRECTORS
AND COMMITTEES

     During 2002, the Board of Directors of the Bank met 12 times and the Board of Directors of the Company met 4 times. Each director, during the period he was a director, attended at least 75% of the meetings of the Board of Directors of both the Company and Bank and at least 75% of the total number of meetings of all committees on which he served.

     There are no standing committees of the Board of Directors of the Company, but the Bank has established a standing Audit Committee, Compensation Committee, and Nominating Committee. The Audit and Compensation Committees undertake certain corresponding responsibilities on behalf of the Boards of both the Company and the Bank and report to the directors of both the Company and the Bank.

     In addition to the standing Audit, Compensation, and Nominating Committees, the Bank has established several other committees on which various directors and executive officers serve. These additional committees include the Executive Committee (which may exercise the authority of the Board of Directors, to the extent permitted by law, in the management of the Company between meetings of the Board of Directors), Building Committee, Compliance Committee, Data Processing Committee, Disaster Recovery Committee, Investment Committee, Loan Committee, Risk Management Committee, and Management Committee.

Audit Committee

     The Audit Committee is comprised of Mr. Johnson, Mr. Krickbaum, Mr. Young, and Mr. Taylor and is chaired by Mr. Krickbaum. Mr. Gamble and Ms. Lollar also attend the committee’s meetings as ex-officio members. The committee is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement and generally establishing and monitoring the Company’s and Bank’s financial policies, control procedures and integrity of financial reporting. Prior to the public release of annual and quarterly financial information, the Committee discusses with management and the independent accountants the results of the independent accountants’ audit or review procedures associated with this information. As well, the Committee pre-approves all audit and non-audit services to be performed by the independent accountants. The Committee is comprised of directors who are independent of the management of the Company and the Bank (except for Mr. Gamble and Ms. Lollar who serve ex-officio) and who are able to exercise independent judgment as committee members. No member of the Audit Committee, other than in his capacity as a member of the Board of Directors or Audit Committee, may accept any consulting, advisory or other compensatory fee from the Company or Bank. The Audit Committee has not adopted an Audit Committee charter. During 2002, the Audit Committee met 3 times. (See below “AUDIT COMMITTEE REPORT.”)

Compensation Committee

     The Compensation Committee, which is comprised of Mr. Davis, Mr. Gamble, Mr. Johnson, Ms. Lollar, Mr. Krickbaum, and Mr. Young and is chaired by Mr. Krickbaum, is responsible for recommending to the Boards of the Company and the Bank the officers’ salaries, bonuses and other compensation, and for administering the Company’s stock option plans. During 2002, the Compensation Committee met 3 times.

Nominating Committee

     The Nominating Committee, which is comprised of Mr. Gamble, Mr. Krickbaum, Mr. Jenkins, and Mr. Richardson, and is chaired by Mr. Krickbaum, is responsible for reviewing the qualifications and making recommendations to the Company’s and Bank’s boards of persons eligible to stand for election as director. The Committee does not accept unsolicited recommendations for director nominees from shareholders. The Nominating Committee meets on an as-needed basis when convened by its chairman, and it met 1 time in 2002.

AUDIT COMMITTEE REPORT

     The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Act of 1934, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company’s and Bank’s financial reports and financial reporting processes and systems of internal controls. The Bank’s Audit Committee has not adopted an Audit Committee Charter. In fulfilling its oversight responsibilities, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002, with management and with representatives of Crowe Chizek and Company LLC, the Company’s independent auditors; (ii) discussed with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and (iii) received and discussed with the auditors the written disclosures and letter from the auditors required by Independence Standards Board Statement No. 1 and discussed with representatives of Crowe Chizek and Company LLC the firm’s independence from the Company and the Bank.

     Based on the foregoing reviews and meetings, and relying on those reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

     In addition, the Audit Committee recommended the appointment of Crowe Chizek and Company LLC, as the independent auditors for the Company for fiscal year 2003.

THE FOREGOING REPORT IS SUBMITTED BY
THE MEMBERS OF THE AUDIT COMMITTEE:

William J. Krickbaum, Chairman
David R. Johnson
Stewart A. Taylor
Tommy W. Young

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and with respect to its 2002 fiscal year, no director, executive officer or beneficial owner of 10% or more of the Company’s common stock failed to file, on a timely basis, reports required during or with respect to 2002 by Section 16(a) of the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company’s directors and officers, as well as business organizations and individuals affiliated with them, are customers of the Bank. All loan transactions to such individuals and entities are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated borrowers and do not involve more than the normal risk of repayment or present any other unfavorable features.

     There are no cases in which aggregate extensions of credit outstanding to any one director or officer and his or her affiliates exceeds 13% of the equity capital of the Bank. As of December 31, 2002, the total amount of loans to directors and executive officers was $4,982,296, or approximately 37% of shareholders’ equity.

STOCK INCENTIVE PLANS

     The Company’s Board of Directors and its shareholders have adopted and approved the “1994 Stock Option Plan” and the “Outside Directors’ Stock Option Plan.” The Plans are intended to promote the interests of the Company and its shareholders, to improve the long-term financial performance of the Company, and to attract and retain the Company’s management team by providing competitive financial incentives.

1994 Stock Option Plan

     The persons to whom options may be granted under the 1994 Stock Option Plan (the “Employee Plan”) will be determined from time to time by the Company’s Compensation Committee (the “Committee”). Officers and key employees of the Company and its subsidiary, as determined by the Board or the Committee, are eligible for grants of options.

     The Employee Plan provides for the granting of incentive stock options and non-statutory stock options. Incentive stock options offer employees the possibility of deferring taxes until the underlying shares of stock acquired upon exercise of the option are sold. For some of the Company’s employees, the benefits of incentive stock options are outweighed by the disadvantages of certain restrictions imposed by the Internal Revenue Code. With the incentive stock options, the Company does not receive a tax deduction at any time (assuming that the employee meets the holding period requirements for capital gain treatment). If the Company grants non-statutory stock options under the Employee Plan, the Company receives a tax deduction at the time the employee recognizes ordinary income in an amount of such income to the employee. The Employee Plan is administered by the Committee. No person while a member of the Committee is eligible to be granted an option under the Employee Plan. Members of the Committee are appointed, and vacancies thereon filled, by the Board of Directors of the Company. In addition, the Board has the power to remove members of the Committee.

     An aggregate of 225,000 shares of the Company’s common stock, no par value, may be issued pursuant to the exercise of stock options by such officers and key employees of the Company and its subsidiary as the Committee may determine. As of December 31, 2002, options covering a total of 183,000 shares had been granted under the Employee Plan, and 177,000 of those had been exercised, expired or rescinded. There are no limitations on the number of shares of common stock which may be optioned to any one person, except that the aggregate fair market value (determined as of the time the option is granted) of Company common stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under the Employee Plan (and any other incentive stock option plan of the Company or any subsidiary) may not exceed $100,000.

Outside Directors’ Stock Option Plan

     The Outside Directors’ Stock Option Plan (the “Directors’ Plan”) provides that each person who was a non-employee director of the Company in April, 1994, received an option to purchase 7,500 shares of the Company’s common stock, no par value. This option was exercisable immediately. In addition, on the first business day following the annual meeting of shareholders of each of the years 1994 through and including 1998, each outside director immediately following such annual meeting was granted an option to purchase 1,500 shares of stock. These options issued in 1994 through 1998 vest at a rate of 20% per year on the anniversary date of the annual meeting of shareholders. The exercise price of all options equals the fair market value of the Company’s common stock on the day of the annual meeting of shareholders.

     An aggregate of 150,000 shares are reserved for grants of options pursuant to the Directors’ Plan. Shares subject to options which terminate or expire unexercised will be available for future option grants. The total number of shares subject to the Directors’ Plan and the number covered under each individual option is subject to automatic adjustment in the event of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, as determined by the Board of Directors. If any non-employee director ceases to be a director as a result of death or total disability while holding an option that has not expired and has not been fully exercised, such person or such person’s executors, administrators, heirs, personal representative, conservator or distributees may, at any time within one year after the date of such death or total disability, exercise the option in its entirety with respect to all remaining shares covered by that option.

     The options under the Directors’ Plan are non-statutory options intended not to qualify as incentive stock options under Section 422 of the Internal Revenue Code. The grant of options will not result in taxable income to the non-employee director or a tax deduction to the Company. The exercise of an option by a non-employee director will result in taxable ordinary income to the non-employee director and a corresponding deduction for the Company, in each case equal to the difference between the option price and the fair market value of the shares on the date the option is exercised.

PROPOSAL NO. 2

RATIFY THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC
AS THE INDEPENDENT AUDITORS AND ACCOUNTANTS
FOR THE COMPANY

     The Board of Directors has appointed Crowe Chizek and Company LLC (formerly Crowe, Chizek and Company LLP), successor-by-merger to Heathcott & Mullaly, P.C., as the Company’s independent auditors and certified public accountants for the fiscal year ending December 31, 2003, subject to shareholder ratification. The appointment was made at the recommendation of the Audit Committee.

INDEPENDENT PUBLIC ACCOUNTANTS

     Crowe Chizek and Company LLC (formerly Crowe, Chizek and Company LLP) were the principal accountants for the Company and its subsidiaries, and reported on the Company’s consolidated financial statements, for the fiscal year ended December 31, 2002. The firm is an Indianapolis-based national accounting firm and is successor-by-merger to Heathcott & Mullaly, P.C., which was the Company’s independent accountants and auditors since 1993. A representative from the firm is not expected to attend the Annual Meeting.

Fees Paid to the Company’s Independent Auditors

     Audit Fees

     The aggregate amount of fees billed for professional services rendered by Crowe Chizek and Company LLC for the audit of the Company’s annual financial statements for fiscal year ended December 31, 2002, and for the required review of the Company’s financial statements included in the Forms 10-QSB for that same year, were $29,000.

     Financial Information Systems Design and Implementation Fees

     There were no fees billed for professional services associated with the design and implementation of the Company’s financial information systems for the fiscal year ended December 31, 2002.

     All Other Fees

     The aggregate amount of fees billed for all other non-audit services rendered by Crowe Chizek and Company LLC for the fiscal year ended December 31, 2002, was $3,500.

     The Audit Committee, in reporting to the boards of the Company and the Bank, has considered whether the non-audit services rendered by Crowe Chizek and Company LLC with respect to the foregoing fees are compatible with maintaining that firm’s independence.

SHAREHOLDER PROPOSALS

     Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal concerning the Company’s 2004 Annual Meeting of shareholders must be submitted by a shareholder by December 31, 2003, to be included in the proxy statement relating to the 2004 Annual Meeting. All such proposals intended for presentation at the 2004 Annual Meeting must be delivered by December 31, 2003, to Mark A. Gamble, President, First Community Corporation, 809 West Main Street, Rogersville, Tennessee 37857. The submission by a shareholder of a proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

ANNUAL REPORT ON FORM 10-KSB

     To obtain a copy of the Company’s Annual Report for the fiscal year ended December 31, 2002, on Form 10-KSB as filed with the Securities and Exchange Commission (available without charge to shareholders), please write or telephone Mark A. Gamble, President, First Community Corporation, 809 West Main Street, Rogersville, Tennessee 37857 (Telephone: 423/272-5800).

PROXY
FIRST COMMUNITY CORPORATION
ANNUAL MEETING OF SHAREHOLDERS

Annual Meeting Date: June 11, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(Please sign and return in the enclosed envelope.)

     The undersigned shareholder(s) of First Community Corporation (the “Corporation”) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders, dated May 12, 2003, and hereby appoint(s) Mark A. Gamble Proxy of the undersigned, with full power of substitution and revocation, and authorize(s) him to vote the number of shares which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Corporation to be held on June 11, 2003, at 10:00 a.m., local time, at the main office of First Community Bank at 809 West Main Street, Rogersville, Tennessee, and any adjournment(s) thereof.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	Election of Directors.

☐	FOR all nominees named (except as crossed through)

Leland A. Davis Mark A. Gamble Kenneth E. Jenkins	Dr. David R. Johnson William J. Krickbaum Sidney K. Lawson	A. Max Richardson Stewart A. Taylor Tommy W. Young

2.	Ratification of selection of Crowe Chizek and Company LLC as the independent accountants and auditors for the company.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	With discretionary authority on any other matter which properly comes before the meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE COMPLETE, DATE, SIGN, AND RETURN THIS PROXY PROMPTLY.

     This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder(s). If no direction is made, it will be voted in favor of each of the proposals.

Signature

Date